UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

PARSONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-07782	95-3232481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5875 Trinity Parkway, #300

Centreville, Virginia 20120

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (703) 988-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	PSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on April 21, 2020, the stockholders of the Company voted on the following five proposals, each of which is described in detail in the Proxy Statement filed with the Securities and Exchange Commission on March 10, 2020:

Proposal No. 1: To elect three members to the Board to serve a three-year term expiring at the 2023 Annual Meeting of Stockholders:

Nominee	For	Against	Broker Non-votes
Letitia A. Long	96,775,889	757,492	1,354,324
James F. McGovern	88,887,564	8,645,817	1,354,324
Harry T. McMahon	96,657,953	875,428	1,354,324

Each of the nominees nominated in Proposal No. 1 was elected.

Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain	Broker Non-votes
97,647,807	955,757	284,141	—

Proposal No. 2 was approved.

Proposal No. 3: To consider and approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-votes
94,579 207	1,792,333	1,161,841	1,354,324

Proposal No. 3 was approved on an advisory basis..

Proposal No. 4: To consider and approve the frequency of future advisory votes to approve named executive compensation:

One Year	Two Years	Three Years	Abstain	Broker Non-votes
95,890,176	705,253	615,688	322,264	1,354,324

Proposal No. 4 was approved on an advisory basis.

Proposal No. 5: To approve the Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-votes
96,664,624	472,737	396,020	1,354,324

Proposal No. 5 was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Parsons Corporation Employee Stock Purchase Plan (Appendix B to Proxy Statement of the Company filed March 10, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSONS CORPORATION

Date: May 1, 2020	By:	/s/ Michael R. Kolloway
Michael R. Kolloway
Chief Legal Officer and Secretary